SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)              April 23, 2001
                                                 -------------------------------


                                KELLWOOD COMPANY
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


            Delaware                   001-07340                36-2472410
--------------------------------------------------------------------------------
  (State of other jurisdiction        (Commission              (IRS Employer
        of incorporation)            File Number)           Identification No.)


600 Kellwood Parkway, P.O. Box 14374, Chesterfield, Missouri        63017
--------------------------------------------------------------------------------
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code    (314) 576-3100
                                                     ---------------------------



                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.           Other Events

         Credit Agreement attached hereto as Exhibit 4.8 to this Form 8-K.

Item 7.           Financial Statements and Exhibits

         (a)      Exhibits

                  4.8      Credit Agreement.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 23, 2001

                                           KELLWOOD COMPANY


                                           By:  /s/ Thomas H. Pollihan
                                              ----------------------------------
                                                    Thomas H. Pollihan
                                                    Vice President, Secretary
                                                      and General Counsel